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                                                                   EXHIBIT 10.7


                              CONNECTED CORPORATION

                   2000 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

        1. Purpose. The purpose of this 2000 Nonemployee Director Stock Option Plan is to attract and retain the services of experienced and knowledgeable independent directors of the Corporation for the benefit of the Corporation and its stockholders and to provide additional incentives for such independent directors to continue to work for the best interests of the Corporation and its stockholders through continuing ownership of its common stock.

        2. Definitions. As used herein, each of the following terms has the indicated meaning:

        "Corporation" means Connected Corporation.

        "Fair Market Value" means the last sale price of the Shares as reported on the NASDAQ National Market ("NASDAQ") or another national securities exchange on which the Shares may be traded on the date on which such determination is to be made. If the Shares are not publicly traded, the fair market value shall mean the "Fair Market Value" of the Shares as determined by the Board of Directors.

        "Option" means the contractual right to purchase Shares upon the specific terms set forth in this Plan.

        "Option Exercise Period" means the period commencing on the date of grant of an Option pursuant to this Plan and ending ten years from the date of grant.

        "Plan" means this Connected Corporation 2000 Nonemployee Director Stock
         Option Plan.

        "Shares" means the Common Stock, $.001 par value, of the Corporation.

        3. Stock Subject to the Plan. The aggregate number of Shares that may be issued and sold under the Plan shall be 1,000,000 Shares. The Shares to be issued upon exercise of Options granted under this Plan shall be made available, at the discretion of the Board of Directors, from (i) treasury Shares and/or Shares reacquired by the Corporation for such purposes, including Shares purchased in the open market, (ii) authorized but unissued Shares, and (iii) Shares previously reserved for issuance upon exercise of Options which have expired or been terminated. If any Option granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares covered thereby shall become available for grant as additional Options under the Plan so long as it shall remain in effect.

        4. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Corporation (the "Board"). The Board shall, subject to the provisions of the Plan, grant options under the Plan and shall have the power to construe the Plan, to determine all questions as to eligibility, and to adopt and amend such rules and regulations for the

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administration of the Plan as it may deem desirable. The Board may delegate any and all of its authority hereunder to one or more Committees of the Board.

        5. Eligibility; Grant of Options. Options will be granted only to a director who is not, at the time of the grant, an employee of the Corporation ("Eligible Director"). Each Eligible Director will be granted an Option to purchase 90,000 shares of Common Stock under the Plan as of the date he or she is first elected or appointed as a director, provided, however, that the number of shares of Common Stock subject to the Option may be increased at the time of grant by the Board in appropriate circumstances; and each Eligible Director who is a director on the effective date of the Plan will be granted an Option to purchase 90,000 shares of Common Stock under the Plan on the effective date of the Plan. Each Eligible Director shall be granted an additional Option to purchase 90,000 shares on the third anniversary of the date on which such Eligible Director most recently received an Option under the Plan.

        6.      Terms of Options and Limitations Thereon.

                (a) Option Agreement. Each Option granted under this Plan shall be evidenced by an option agreement between the Corporation and the Option holder and shall be upon such terms and conditions not inconsistent with this Plan as the Board may determine. Each Option shall explicitly state that it is not intended to be an "incentive stock option" as that term is defined in
Section 422 of the Internal Revenue Code.

                (b) Price. The price at which any Shares may be purchased pursuant to the exercise of an Option shall be the Fair Market Value of the Shares on the date of grant, but in no event shall the price be less than the par value of the Shares.

                (c) Exercise of Options. Subject to Paragraph 7 of this Plan, each Option granted under this Plan may be exercised in full at one time or in part from time to time only during the Option Exercise Period by the giving of written notice, signed by the person or persons exercising the Option, to the Corporation stating the numbers of Shares with respect to which the Option is being exercised, accompanied by full payment for such Shares pursuant to section 7(b) hereof; provided, however, (i) if a person to whom an Option has been granted is permanently disabled or dies during the Option Exercise Period, the portion of such Option then exercisable, as provided in Paragraph 7(a) shall be exercisable by him or her or by the executors, administrators, legatees or distributees of his or her estate during the 12 months following his or her or death or permanent disability and, (ii) if a person to whom an Option has been granted ceases to be a director of the Corporation for any cause other than death or permanent disability, the portion of Option then exercisable shall be exercisable during the thirty (30) day period following the date such person ceased to be a director, but, in any event, only to the extent vested pursuant to Paragraph 7(a) hereof.

                (d) Non-Assignability. No Option or right or interest in an Option shall be assignable or transferable by the holder except by will or the laws of descent and distribution and during the lifetime of the holder shall be exercisable only by him or her.


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        7.      Vesting; Payment.

                (a) Options granted under this Plan may be exercised during the Option Exercise Period at the rate of 27.777% per month, commencing at the end of the first full month after the date of grant, such that the Option may be exercised in full from and after three years from the date of grant.

                (b) If a person to whom an Option is granted ceases to be an Eligible Director, then each Option issued to said person shall be exercisable, during the remainder of the Option Exercise Period or such shorter period as specified in subparagraph 6(c), only as to the number of Shares as to which the Option was exercisable immediately prior to said termination of affiliation.

                (c) The purchase price of Shares upon exercise of an Option shall be paid by the Option holder in full upon exercise and may be paid (i) in cash or, if the Corporation's shares are traded on NASDAQ or a national securities exchange; (ii) by delivery of Shares having a Fair Market Value on the date of exercise equal to the purchase price, or (iii) any combination of cash and Shares.

                (d) No Shares shall be issued or transferred upon exercise of any Option under this Plan unless and until all legal requirements applicable to the issuance or transfer of such shares and such other requirements as are consistent with the Plan have been complied with to the satisfaction of the Board, including without limitation those described in Paragraph 10 hereof.

                (e) Notwithstanding any other provisions of this Plan to the contrary, in the event of a Change of Control, if Options granted under this Plan are not yet exercisable pursuant to this Section 7, the Options shall become fully exercisable to the extent of the original grant. For purposes of this Agreement, "Change of Control" shall mean:

                 (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the then outstanding shares of stock of the Corporation entitled to vote in the election of directors (the "Outstanding Corporation Common Stock"), whether in one transaction or in multiple transactions which in the aggregate equal or exceed thirty percent (30%) of the Outstanding Corporation Common Stock; provided, however, that (A) any acquisition by the Corporation or its subsidiaries, or any employee benefit plan (or related trust) of the Corporation or its subsidiaries of thirty percent (30%) or more of Outstanding Corporation Common Stock shall not constitute a Change of Control; (B) any acquisition by any individual, entity or group of beneficial ownership of thirty percent (30%) or more but less than forty percent (40%) of the Outstanding Corporation Common


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                 Stock may be deemed unanimously by the Board as it is
                 constituted as of the effective date of this Plan (the "Incumbent Board"), excluding any members of the Incumbent Board affiliated with the acquiror, to not constitute a Change of Control, in the Incumbent Board's sole and absolute discretion; and (C) any acquisition by a corporation with respect to which, following such acquisition, more than fifty percent (50%) of the then outstanding shares of common stock of such corporation, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Common Stock immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Outstanding Corporation Common Stock, shall not constitute a Change of Control; or

                         (ii) Individuals who, as of the effective date of this
                 Plan, constitute the members of the Incumbent Board cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the effective date of this Plan whose election or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office was or is in connection with any solicitation, subject to Rules 14a-3 to 14a-15 of the Exchange Act, by any person or group of persons for the purpose of opposing a solicitation, subject to Rules 14a-3 to 14a-15 of the Exchange Act, by any other person or group of persons with respect to the election or removal of directors at any annual or special meeting of stockholders; or

                         (iii) Approval by the stockholders of the Corporation
                 of (A) a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Common Stock immediately prior to such reorganization, merger or consolidation will not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation resulting from such a reorganization, merger or consolidation, other than a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange
                 Act) acquires 30% or more of Outstanding Corporation Common Stock; or (B) the sale or other disposition of all or substantially all of the assets of the Corporation, excluding a sale or other disposition of assets to a subsidiary of the Corporation and excluding a sale or license of a portion of the business of the Corporation which is deemed by the Incumbent Board,


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         acting in its sole and absolute discretion, to not constitute a Change of Control.

        8.      Stock Adjustments.

                (a) If the Corporation is a party to any merger or consolidation, any purchase or acquisition of property or stock, or any separation, reorganization or liquidation, the Board (or, if the Corporation is not the surviving corporation, the board of directors of the surviving corporation) shall have the power to make arrangements, which shall be binding upon the holders of unexpired Options, for the substitution of new options for, or the assumption by another corporation of, any unexpired Options then outstanding hereunder.

                (b) If by reason of recapitalization, reclassification, stock split-up, combination of shares, separation (including a spin-off) or dividend on the Common Stock payable in Shares, the outstanding Shares of the Corporation are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation, the Board shall conclusively determine the appropriate adjustment in the exercise prices of outstanding Options and in the number and kind of shares as to which outstanding Options shall be exercisable.

                (c) In the event of a transaction of the type described in Paragraphs (a) and (b) above, the total number of Shares on which Options may be granted under this Plan shall be appropriately adjusted by the Board.

        9. No Rights Other Than Those Expressly Created. No person affiliated with the Corporation or other person shall have any claim or right to be granted an Option hereunder. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Option holder any right to continue to be affiliated with the Corporation, (ii) giving any Option holder any equity or interest of any kind in any assets of the Corporation, or (iii) creating a trust of any kind or a fiduciary relationship of any kind between the Corporation and any such person. No Option holder shall have any of the rights of a stockholder with respect to Shares covered by an Option until such time as the Option has been exercised and Shares have been issued to such person.

        10.     Miscellaneous.

                (a) Withholding of Taxes. Pursuant to applicable federal, state, local or foreign laws, the Corporation may be required to collect income or other taxes upon the grant of an Option to, or exercise of an Option by, a holder. The Corporation may require, as a condition to the exercise of an Option, that the recipient pay the Corporation, at such time as the Board determines, the amount of any taxes which the Board may determine is required to be withheld.

                (b) Securities Law Compliance. Upon exercise of an Option, the holder shall be required to make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer the

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Shares in compliance with the provisions of applicable federal or state securities laws. The Corporation, in its discretion, may postpone the issuance and delivery of Shares upon any exercise of an Option until completion of such registration or other qualification of such Shares under any federal or state laws, or stock exchange listing, as the Corporation may consider appropriate. The Corporation is not obligated to register or qualify the Shares under federal or state securities laws and may refuse to issue such Shares if neither registration nor exemption therefrom is practical. The Board may require that prior to the issuance or transfer of any Shares upon exercise of an Option, the recipient enter into a written agreement to comply with any restrictions on subsequent disposition that the Board or the Corporation deems necessary or advisable under any applicable federal and state securities laws. Certificates representing the Shares issued hereunder may be legended to reflect such restrictions.

                (c) Indemnity. The Board shall not be liable for any act, omission, interpretation, construction or determination made in good faith in connection with its responsibilities with respect to the Plan, and the Corporation hereby agrees to indemnify the members of the Board, in respect of any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

        11.     Effective Date; Amendment; Termination.

                (a) The effective date of this Plan shall be the date on which approved by written consent of the holders of a majority of the shares of outstanding voting stock of the Corporation or by the holders of a majority of the shares of voting stock of the Corporation present and entitled to vote at a duly held meeting of such stockholders.

                (b) The date of grant of any Option granted hereunder shall be the date upon which the Eligible Director to whom the Option is granted becomes a director of the Company.

                (c) The Board, or any Committee who has been delegated the authority to do so, may at any time, and from time to time, amend, suspend or terminate this Plan in whole or in part. Provided however, that so long as there is a requirement under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, for stockholder approval of a Plan and certain amendments thereto, any such amendment which (i) materially increases the number of Shares which may be subject to Options granted under the Plan, (ii) materially increases the benefits accruing to participants in the Plan, or (iii) materially modifies the requirement for eligibility to participate in the Plan, shall be subject to stockholder approval, to the extent so required under said Rule; and provided further that the Plan may not be modified more often than once every six months to materially modify (i) the requirements for eligibility under the Plan, (ii) the timing of the grants of Options under the Plan or (iii) the number of Shares subject to Options to be granted under the Plan. Except as provided herein, no amendment, suspension or termination of this Plan may adversely affect the rights of any person under an Option that has been granted to such person without such person's consent.

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                (d) This Plan shall terminate ten years from its effective date, and no Option shall be granted under this Plan thereafter, but such termination shall not affect the validity of Options granted prior to the date of termination.

Date of Board of Director Adoption: March __, 2000.
Date of Stockholder Adoption:




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